SECURITIES AND EXCHANGE COMMISSION

			     Washington, D.C.  20549


				    FORM 8-K


				 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) February 12, 1996


			       SunTrust Banks, Inc.
	    (Exact name of registrant as specified in its charter)



       Georgia                         1-8918                  58-1575035
      (State or other jurisdiction   Commission             (IRS Employer
       of incorporation)             File Number)            Identification No.)



	     25 Park Place, N.E., Atlanta, Georgia          30313
	   (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code (404) 588-7711


Item 7.  Financial Statements and Exhibits

Atttached hereto is a revised Exhibit 12 to the Registration Statement on Form S-3 File No. 33-54493 that includes amounts for the nine months ended September, 30, 1995 and 1994.

				   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


			       SUNTRUST BANKS, INC.
				  (Registrant)


Date:  February 12, 1996      By: Raymond D. Fortin
					    Senior Vice President


				 EXHIBIT INDEX

Exhibit Number and Description


12.     Ratio of Earnings to Fixed Charges